Morgan Stanley Limited Duration Fund
                          Item 77(O) 10F-3 Transactions
                       November 30, 2003 - April 30, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            12/03/     -     $99.71 $1,500,0  420,00   0.03%   0.08   Banc of
Household     03                       00,       0              %     America
 Finance                               000                           Securities
Corporatio                                                           LLC, Banc
    n                                                                   One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                     Boston, JP
                                                                      Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                        UBS
                                                                     Investment
                                                                     Bank, Loop
                                                                      Capital
                                                                      Markets
                                                                      LLC and
                                                                      Utendahl
                                                                      Capital
                                                                      Partners
                                                                         LP




                                                                      Wachovia
 Wachovia                                                            Securities
Corporatio  02/03/     -     $99.77 $1,250,0  520,00   0.04%   0.10  , Barclays
    n         04                       00,       0              %     Capital,
                                       000                              Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                     Citigroup,
                                                                      Goldman
                                                                      Sachs &
                                                                        Co,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                        UBS
                                                                     Investment
                                                                       Bank,
                                                                     Blaylock &
                                                                      Partners
                                                                     LP, Guzman
                                                                     & Company,
                                                                       Keefe
                                                                     Bruyette &
                                                                     Woods Inc,
                                                                        Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      Sandler
                                                                     O'Neill &
                                                                      Partners
                                                                      LP, The
                                                                      Williams
                                                                      Capital
                                                                      Group LP
                                                                        and
                                                                      Utendahl
                                                                      Capital
                                                                      Partners
                                                                         LP



                                                                     JP Morgan,
                                                                      Banc of
The Rouse   03/10/     -     $99.69 $400,000  465,00   0.12%   0.09   America
 Company      04                      ,000       0              %    Securities
                                                                      LLC, UBS
                                                                     Investment
                                                                       Bank,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                        PNC
                                                                      Capital
                                                                      Markets
                                                                      Inc, RBC
                                                                      Capital
                                                                      Markets,
                                                                       Scotia
                                                                      Capital
                                                                        and
                                                                      Wachovia
                                                                     Securities